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                                                                EXHIBIT 10.10(m)



                ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This Eleventh Amendment to that certain Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of June 25, 2004, by and between Skechers U.S.A., Inc. ("Borrower") and The CIT Group/Commercial Services, Inc. ("CIT"), as Agent and as Lender ("Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended and Restated Loan and Security Agreement.

        WHEREAS, Agent and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 4, 1998 and all amendments thereto (the "Agreement"); and

        WHEREAS, Borrower and Agent desire to amend the Agreement as hereinafter set forth;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1. AMENDMENT

        1.1 Delete the third paragraph at the end of subpart (A) of subsection
2.2 and substitute the following:

               "Commencing June 1, 2004 and ending June 30, 2004, Interest will be credited as of the last day of the month based on the daily credit balances in your account for that month, at a rate two and one-half of one percent (2.50%) per annum below the Base Rate being used to calculate interest for the period. Commencing July 1, 2004 and each month thereafter, Interest will be credited as of the last day of each month based on the daily credit balances in your account for that month, at a rate two and three-quarters of one percent (2.75%) per annum below the Base Rate being used to calculate interest for the period."

                      SECTION 2. RATIFICATION OF AGREEMENT

        2.1 To induce CIT to enter into this Amendment, Borrower represents and warrants that after giving effect to this Amendment, no violation of the terms of the Agreement exist and all representations and warranties contained in the Agreement are true, correct and complete in all material respects on and as of the date hereof.

        2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement are unchanged, and said Agreement, as amended, shall remain in full force and effect and is hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

        This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Borrower, Guarantor and CIT.



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                            SECTION 4. GOVERNING LAW

        THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

               SECTION 5. ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

        Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under its respective guaranty shall not be impaired or affected and the guaranties are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

        Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


                                             THE CIT GROUP/COMMERCIAL SERVICES,
                                             INC., as Agent and as Lender

                                             By:     /S/ DARRIN BEER
                                                --------------------------------
                                             Title:  Vice President
                                                   -----------------------------


                                             SKECHERS U.S.A., INC.
ATTEST:

/S/ PHILIP G. PACCIONE                       By:    /S/  DAVID WEINBERG
-----------------------------------             --------------------------------
Corporate Secretary                          Title: Executive Vice President,
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------


                                             GUARANTOR:

                                             SKECHERS USA, INC. II,
                                             a Delaware corporation


                                             By:    /S/  DAVID WEINBERG
                                                --------------------------------
                                             Title: Executive Vice President,
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------


                                             SKECHERS BY MAIL, INC.,
                                             a Delaware corporation

                                             By:    /S/  DAVID WEINBERG
                                                   -----------------------------
                                             Title: Executive Vice President,
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------